UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2023

KENILWORTH SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wyoming	0-08962	84-1641415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

721 Beach Street Daytona Beach, FL	32114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 372-6900

With a copy to:

Peter Berkman, Esq.

18865 State Road 54, #110

Lutz, FL  33558

Phone: (813) 801-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

KENILWORTH SYSTEMS CORPORATION

November 28, 2023

* Incorporated by reference

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Item 2.01.Completion of Acquisition or Disposition of Assets.

On September 30, 2023, we completed a share exchange transaction pursuant to the terms of a Share Exchange Agreement, dated as of September 30, 2023 (the “Share Exchange Agreement”). Under the Share Exchange Agreement, we acquired 60% of the issued and outstanding Common Stock of Regenecell, Inc., a Florida corporation (hereinafter “Regenecell”), an international medical services referral company located in Daytona Beach, FL.

As a result of the share exchange transaction, Regenecell became our 60%-owned operating subsidiary, with Regenecell’s sole shareholder and Officer, Steven Swank, retaining a 40% equity interest in Regenecell. A copy of the Share Exchange Agreement was included as an exhibit to our current report on Form 8-K, dated October 4, 2023, which was filed with the U.S. Securities and Exchange Commission (or SEC) on October 5, 2023.

The Share Exchange Transaction

Pursuant to the Share Exchange Agreement, at closing we issued 2,000,000 shares of our common stock, par value $.0001 per share, in exchange for 60% of the issued and outstanding Common Stock of Regenecell, Inc. As a result, these 2,000,000 shares of our common stock represented 3.8% of our 52,004,185 Shares of outstanding common stock following the share exchange transaction. The consideration issued in the share exchange transaction was determined as a result of arm’s-length negotiations between the parties.

The 2,000,000 shares of our common stock issued to Steven Swank as part of the share exchange transaction were not registered under the Securities Act of 1933, as amended. These shares may not be sold or offered for sale in the absence of an effective registration statement for the shares under the Securities Act of 1933, as amended, or an applicable exemption from the registration requirements. Certificates evidencing these shares of common stock contain a legend stating the same.

Prior to the closing of this transaction on September 30, 2023, pursuant to Wyoming law the Company obtained written consent of holders of a majority of its Shares of Common Stock which ratified the action of the Board of Directors and which completed the share exchange transaction. The share exchange transaction was previously approved by the sole holder of all of the Shares of Common Stock of Regenecell, Inc.

Changes Resulting from Share Exchange Transaction

At the present time, we intend to carry on and expand Regenecell’s business operations as our sole line of business. On September 30, 2023, the Company completed a Share Exchange in which it acquired a 60% controlling equity interest in Regenecell, Inc., a Florida corporation which has been newly-formed and is engaged in the business of medical travel consulting and referral services. The Founder and President of Regenecell, Steven Swank, exchanged 600,000 of his Shares of Common Stock of Regenecell, Inc. for 2,000,000 Shares of Common Stock of the Company in a tax-free exchange. As a result of this transaction, of the total 1,000,000 Shares of Common Stock of Regenecell, Inc. authorized, issued, and outstanding, the Company owns 600,000 Shares representing 60%, and Mr. Swank owns the remaining 400,000 Shares, representing a 40% minority interest.

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EMPLOYEES

The Company, at present, has no employees, with all administrative duties being performed by its two Officers.

DESCRIPTION OF OUR COMPANY

The following information should be read in conjunction with (i) the financial statements of Kenilworth Systems Corporation, a Wyoming corporation (the “Company”) and the notes thereto contained in the Company’s Current Report on Form 8-K dated October 4, 2023 and filed with the Securities and Exchange Commission on October 5, 2023, and the Quarterly Report on Form 10-Q dated October 30, 2023 and filed with the Securities and Exchange Commission on October 30, 2023. Statements in this section and elsewhere in this Form 8-K that are not statements of historical or current fact constitute “forward-looking” statements.

Corporate Overview

Kenilworth Systems Corporation was initially incorporated on April 25, 1968 under the laws of the State of New York. Kenilworth has been a publicly traded Company since August 1968 formerly on the National NASDAQ Market, presently on the OTC Pink Sheet Market since emerging from Bankruptcy Proceedings in September 1998. Kenilworth is not a Development Stage Company.

We were subsequently re-domiciled and incorporated in the state of Nevada on September 14, 2009.

At the present time, Kenilworth Systems Corporation is looking forward to modifying its current structure into a Corporate Holding Company. The process for this continuation is currently under discussions and once completed, in the next couple of months, once initiated, will be available for use in holding controlling equity interests in other emerging technology companies.

Prior Operations

The Company’s original objective was to identify firms seeking data that employ omni-channel marketing that can utilize our data to drive product offerings. This target market includes advertising technology companies, enterprise solution platforms, or brands seeking to market goods and services to consumers using cutting-edge technology, multi-channel micro advertising. The data allows proprietary platforms programmatic and end-to-end omni-channel marketing capabilities using the consumer data sets.

Prior to this we had been engaged in developing patents, markets and investigating how best to obtain Governmental approvals, by engaging lobbyists and consultants that would allow Internet, television, satellite, cable subscribers.

Kenilworth Systems was a leader in developing state of the art software for corporate licensing relating to technological design fields. Kenilworth’s revenues were to be generated from licenses and patents an interest in a joint-venture operation to develop on- line secure tools for its clients and vendors of clients.

On September 28, 2021, the Company completed the acquisition of certain intellectual property and database assets of ACL Group, Inc.

ASSET SALE TO ACL GROUP, INC.

On March 17, 2022, pursuant to an Agreement for Purchase and Sale of Assets, the Registrant completed the sale of its principal assets to ACL Group, Inc. These assets had originally been acquired from ACL Group, Inc. on September 23, 2021 in exchange for the issuance by the Registrant of a Secured Promissory Note in the amount of $300,000,000 to ACL Group, Inc. During the six-month period agreed upon by the Parties, the management of the Registrant determined that the cash-flow which would be obtained from the commercialization of these assets would be insufficient to meet the debt service obligations. Accordingly, the Parties agreed to the re-acquisition of the assets by ACL Group, Inc., and the Secured Promissory Note issued by the Registrant, dated September 23, 2021, in the principal amount of $300,000,000 plus accrued and unpaid interest was satisfied and extinguished.

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On March 28, 2022, the Registrant entered into a License Agreement with ACL Group, Inc. (“ACL”) which granted to the Registrant a limited, nonexclusive, nontransferable right to use certain Service and Documentation Assets of ACL, which Intellectual Property is more particularly described in the License Agreement which is attached as an Exhibit hereto. The License includes up to an estimated 240,000,000 data records, up to 300 data field points, consisting of an estimated 700,000,000 categorized records.

The Annual Charge for the License is computed for access to all of the categorized records automatically recurring as a perpetual license fee of $500,000.00 paid per terms of invoice as well as 5,000,000 shares of Common Stock of the Registrant which are non-dilutive nonrefundable common shares. Additional fees due to ACL for implementation of the License and Information Services provided by ACL’s support team amount to $137,250.

On February 2, 2023, the foregoing Asset Sale was reversed, and all of the Shares and Warrants which had been issued to ACL Group, Inc. were acquired by the current President of the Company, Dan W. Snyder, for $25,000 in consideration paid.

PLAN OF OPERATIONS

At the present time, the Company’s principal business operations will be conducted through Regenecell, Inc., as a 60%-owned subsidiary.

LEGAL PROCEEDINGS

We are not involved in any pending or threatened material litigation or other material legal proceedings.

RISK FACTORS

Our business involves significant risks and uncertainties, many of which are beyond our control, and any investment in our common stock involves a high degree of risk. Discussed below are many of the material risk factors faced by us that may have an impact on our future results.

RISKS RELATED TO OUR COMPANY

The Company is a Development Stage Business, With A Limited History of Operations

Our new operating subsidiary, Regenecell, Inc., commenced operations in 2023 as a Florida Corporation. Accordingly, the Company has only limited history upon which an evaluation of its prospects and future performance can be made. The Company’s proposed operations are subject to all business risks associated with new enterprises. The likelihood of the Company’s success must be considered in light of the problems, expenses, difficulties, complications, and delays frequently encountered in connection with the expansion of a business, operation in a competitive industry, and the continued development of advertising, promotions and a corresponding customer base. There is a possibility that the Company could sustain losses in the future. There can be no assurances that the Company will operate profitably.

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Investment In Our Company Involves a High Degree of Risk.

An investment in the securities of our Company involves a high degree of risk. This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained in this Report that are not statements of historical fact may be deemed to be forward-looking statements and Investors should not place undue reliance on such forward-looking statements which speak only as of the date of this Report. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” or “continue” or comparable terminology are intended to identify forward-looking statements. The Company’s actual results could differ materially from those anticipated in these statements as a result of certain factors, including those set forth in the following risk factors and elsewhere in this Report. The Company assumes no obligation for updating any such forward-looking statements. In addition to the other information in this Report, the following risk factors should be considered carefully in evaluating the Company and its business before investing in the Shares offered hereby

Unanticipated Obstacles to Execution of the Business Plan

The Company’s business plans and strategies may change considerably. We have acquired , Inc. as a wholly-owned subsidiary with the intention of expanding its business operations, and to make additional acquisitions going forward. Although at present we are contemplating additional acquisitions of consumer products and technology companies, there can be no guarantee that our expansion plans will be successful. In addition, future acquisitions may be capital intensive and may be subject to statutory or regulatory requirements. Management believes that the Company’s chosen activities and strategies are achievable in light of current economic and legal conditions with the skills, background, and knowledge of the Company’s principals and advisors. Our planned growth will require significant capital expenditures, and adequate funding may not be available to our Company. In addition, our expansion plans will also place a great deal of strain on our management team, most of whom have not had experience managing large complex business operations. Management reserves the right to make significant modifications to the Company’s stated strategies depending on future events.

We May Not Be Able to Attract and Retain Key Personnel.

Our success depends on the efforts of our management team, especially Daniel Snyder and Steven Swank, our two Officers. The loss of services of one or more of these key people would have a negative effect on our ability to conduct our operations. Currently we do not have key man life insurance on any of the members of our management team. Our success also depends on our ability to hire and retain additional qualified executive, production, investor management and marketing personnel. We cannot assure that we will be able to hire or retain necessary personnel.

RISKS RELATED TO OUR INDUSTRY

We Are Subject to Federal, State and Local Government Regulations Affecting the Manufacture and Sale of Our Products and Services.

Our current business operations and the provision of international medical tourism services are subject to a number of federal, state and local environmental laws and regulations. These laws, regulations or the nature of our operations may require us to make significant additional capital expenditures to ensure compliance in the future. Our failure to comply with regulatory requirements and laws could result in the termination of our operations, impositions of fines, or liabilities in excess of our capital resources. We do not maintain business liability insurance, and if we are required to pay the expenses related to any regulatory liabilities, these expenses could have a material adverse effect on our operations.

Consumer Discretionary Spending May Affect Purchases of Our Products and Services

Purchases of the products and services that we offer may be considered discretionary for consumers. Our success will therefore be influenced by a number of economic factors affecting discretionary consumer spending, such as employment levels, business conditions, interest rates and taxation rates, all of which are not under our control. Adverse economic changes affecting these factors may restrict consumer spending and thereby adversely affect our growth and profitability.

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If We Are Unable to Expand Our Business Operations and Capacities There Will Be An Adverse Effect to Our Business Plan.

We must increase the marketing and variety of our international medical tourism services and products before we will be able to significantly increase our market share in the industry. Increasing our business operations will involve hiring additional personnel, and spending significant funds on marketing and advertising. This will require significant capital expenditures, and we cannot guarantee that we will be able to expand our manufacturing and marketing capabilities.

Control of the Company

The current Officers and Directors shall contribute such time to the Company business as is reasonably necessary to effectively operate and manage said activities of the Company, shall have sole control over all operations of the Company, and shall be compensated for reasonable and necessary expenses incurred in the operation and management of the Company business.

It is understood and agreed that the Officers and Directors may be actively engaged in other business activities and pursuits, and that it is not hereby in any way prevented from continuing said activities and pursuits. However said activities and pursuits shall not be such as to harm or adversely affect this Company.

Daniel Snyder, the President and Chief Executive Office of the Company, currently owns 40,000,000 Shares of Common Stock, representing approximately 79% of the issued and outstanding Common Stock, and therefore has the ability to elected members of the Board of Directors and to control the operations of the Company.

Lack of Liquidity for Public Trading of our Shares

There is a limited public market for our Shares, which currently trade on the OTC “Pink” Market under the trading symbol “KENS”, and there can be no assurance that any public market will continue to exist for the Company’s securities.

The Company Could Potentially Face Risks Associated with Institutional Borrowing

The Company’s business plan anticipates that it may from time to time obtain bank or institutional financing in connection with its business operations. Should the Company obtain secured bank debt in the future, possible risks could arise. If the Company incurs additional indebtedness, a portion of the Company’s cash flow will have to be dedicated to the payment of principal and interest on such new indebtedness. Typical loan agreements also might contain restrictive covenants, which may impair the Company’s operating flexibility. Such loan agreements would also provide for default under certain circumstances, such as failure to meet certain financial covenants. A default under a loan agreement could result in the loan becoming immediately due and payable and, if unpaid, a judgment in favor of such lender which would be senior to the rights of shareholders of the Company. A judgment creditor would have the right to foreclose on any of the Company’s assets resulting in a material adverse effect on the Company’s business, operating results or financial condition.

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) and other parts of this report include “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical facts and often address future events or our future performance. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “may,” “will,” “might,” “plan,” “predict,” “believe,” “should,” “could” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements contained in this MD&A include statements about, among other things:

•	specific and overall impacts of the COVID-19 pandemic on our financial condition and results of operations;
•	our beliefs regarding the market and demand for our products or the component products we resell;
•	our ability to develop and launch new products that are attractive to the market and stimulate customer demand for these products;
•	our expectations with respect to any strategic partnerships or other similar relationships we may pursue;
•	the competitive landscape of our industry;
•	general market, economic and political conditions;
•	our business strategies and objectives;
•

our expectations regarding our future operations and financial position, including revenues, costs and prospects, and our liquidity and capital resources, including cash flows, sufficiency of cash resources, efforts to reduce expenses and the potential for future financings;

•	our ability to remediate any material weakness and maintain effective internal control over financial reporting; and
•	the impact of the above factors and other future events on the market price and t

RESULTS OF OPERATIONS

Since we exited from bankruptcy proceedings on September 28, 1998, we have had no revenues from operations, and therefore sustained losses from operating expenses amounting to $126,906 for the first Nine months of 2023 and $45  in 2022. Kenilworth has had no revenues from operations since exiting from Bankruptcy Proceedings in September 1998.

On September 30, 2023, the Company completed a Share Exchange in which it acquired a 60% controlling equity interest in Regenecell, Inc., a Florida corporation which has been newly-formed and is engaged in the business of medical travel consulting and referral services. The Founder and President of Regenecell, Steven Swank, exchanged 600,000 of his Shares of Common Stock of Regenecell, Inc. for 2,000,000 Shares of Common Stock of the Company in a tax-free exchange. As a result of this transaction, of the total 1,000,000 Shares of Common Stock of Regenecell, Inc. authorized, issued, and outstanding, the Company owns 600,000 Shares representing 60%, and Mr. Swank owns the remaining 400,000 Shares, representing a 40% minority interest.

LIQUIDITY AND CAPITAL RESOURCES

Current management, under the guidance of our two Officers, has several plans it hopes to put in place. Our intentions are to protect the shareholders and Directors and bring the Company into a well- run 21st century cutting edge company through the following steps:

a.)	Expand the business operations of our Regenecell subsidiary to capitalize on the increasing popularity and affordability of international medical tourism

b.)

The Company’s management team is presently reviewing acquisition opportunities in both the emerging medical technologies field as well as in emerging energy technologies.

As of the date of this filing, the Company has not entered into any definitive agreements with respect to any acquisition opportunities.

Of course, there are no assurances that we can obtain the financing or achieve these goals.  However, the Company is continuing to restructure its corporate operations designed to focus the Company’s efforts on its core business, achieve profitability from operations, and maximize shareholder value.

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Basis of Presentation

The audited financial statements of the Company  for the fiscal years ended December 31, 2021 and 2022, and the audited financial statements of Regenecell, Inc. from its inception through September 30, 2023  include a summary of our significant accounting policies and should be read in conjunction with the discussion below. In the opinion of management, all material adjustments necessary to present fairly the results of operations for such periods have been included in these audited and unaudited financial statements. All such adjustments are of a normal recurring nature.

Critical Accounting Policies and Estimates

Use of Estimates

The financial statements and related disclosures are prepared in conformity with United States generally accepted accounting principles (“GAAP”). The Company must make estimates and judgments that affect the amounts reported in the financial statements and accompanying notes. Estimates are used for, but not limited to revenue recognition, allowances for doubtful accounts, useful lives for depreciation and amortization, loss contingencies, income taxes, and the assumptions used for web site development cost classifications. Actual results may be materially different from those estimated. In making its estimated, the Company considers the current economic and legislative environment.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of 90-days or less to be cash equivalents.

Accounts Receivable, Contract Assets and Contract Liabilities (Deferred Revenue)

Receivables represent both trade receivables from customers in relation to fees for the Company’s services and unpaid amounts for benefit services provided by third-party vendors, such as healthcare providers for which the Company records a receivable for funding until the payment is received from the customer and a corresponding customer obligations liability until the Company disburses the balances to the vendors.

The Company provides for an allowance for doubtful accounts by specifically identifying accounts with a risk of collectability and providing an estimate of the loss exposure. Management considers all contract receivables as of December 31, 2018 and 2017 to be fully collectible, therefore an allowance for doubtful accounts is not provided for.

The Company records accounts receivable when its right to consideration becomes unconditional. Contract assets primarily relate to the Company rights to consideration for services provided that they are conditional on satisfaction of future performance obligations.

The Company records contract liabilities (deferred revenue) when payments are made or due prior to the related performance obligations being satisfied. The current portion of the Company contract liabilities is included in accrued liabilities in its consolidated balance sheets. The Company does not have any material contract assets or long-term contract liabilities.

At December 31, 2022 and 2021, the Company had no deferred revenue.

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Property and Equipment

Property and equipment are stated at cost and are depreciated using primarily the straight-line method over the following estimated useful lives: furniture, fixtures, manufacturing and computer equipment — 3 to 7 years; leasehold improvements — over estimated useful life of asset. Expenditures for renewals and betterments are capitalized whereas expenditures for repairs and maintenance are charged to income as incurred. Upon sale or disposition of property and equipment, the difference between the unamortized cost and the proceeds is recorded as either a gain or a loss.

Fair Value Measurements

The Company measures fair value based on the price that the Company would receive upon selling an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Various inputs are used in determining the fair value of assets or liabilities. Inputs are classified into a three-tier hierarchy, summarized as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities

Level 2 – Other significant observable inputs

Level 3 – Significant unobservable inputs

When Level 1 inputs are not available, the Company measures fair value using valuation techniques that maximize the use of relevant observable inputs (Level 2) and minimizes the use of unobservable inputs (Level 3).

Revenue Recognition

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, and issued subsequent amendments to the initial guidance in August 2015, March 2016, April 2016, May 2016, and December 2016 within ASU 2015-14, ASU 2016-08, ASU 2016-10, ASU 2016-12 and ASU 2016-20, respectively. The core principle of this new revenue recognition guidance is that a company will recognize revenue when promised goods or services are transferred to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. The new guidance defines a five-step process to achieve this core principle. The new guidance also requires more detailed disclosures to enable users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The new guidance provides for two transition methods, a full retrospective approach and a modified retrospective approach.

On January 1, 2018, the Company adopted ASC Topic 606 using the modified retrospective method with no impact to the opening retained earnings and determined there were no changes required to its reported revenues as a result of the adoption. An analysis of contracts with customers under the new revenue recognition standard was consistent with the Company's current revenue recognition model, whereby revenue is recognized primarily on the date products are shipped to the customer. The Company has enhanced its disclosures of revenue to comply with the new guidance.

Results for reporting periods beginning after January 1, 2018 are presented under ASC Topic 606, while prior period amounts were not adjusted and continue to be reported in accordance with ASC Topic 605, "Revenue Recognition."

We recognize revenue for merchandise sales, net of expected returns and sales tax, at the time of delivery of the product to our customers. When merchandise is shipped to our customers, we estimate receipt based on historical experience. Revenue is deferred and a liability is established for sales returns based on historical return rates and sales for the return period. We recognize an asset and corresponding adjustment to cost of sales for our right to recover returned merchandise. At each financial reporting date, we assess our estimates of expected returns, refund liabilities and return assets. Our performance obligations for unfulfilled merchandise orders are typically satisfied within one week. Shipping and handling fees charged to customers relate to fulfillment activities and are included in net sales with the corresponding costs recorded in cost of sales.

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Income Taxes and Uncertain Tax Positions

The Company accounts for income taxes in accordance with the accounting guidance on income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and net operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The difference is related to a change in the tax accounting method.

A valuation allowance is recorded against deferred tax assets in these cases when management does not believe that the realization is more likely than not. While management believes that its judgements and estimates regarding deferred tax assets and liabilities are appropriate, significant differences in actual results may materially affect the Company’s future financial results.

For financial reporting purposes, the Company recognizes tax positions claimed or expected to be claimed based upon whether it is more likely than not that the tax position will be sustained upon examination. The Company has no tax positions as of December 31, 2018 and 2017 for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibles. Interest, if any, related to income tax liabilities is included in interest expense. Penalties, if any, related to income tax liabilities are included in operating expense. The Company is subject to examination for federal and state authorities for years 2015 and thereafter.

The Company reports their deferred tax liabilities and deferred tax assets, together as a single noncurrent item on their classified balance sheet as required by the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Update (“ASU”) No. 2015-7 “Income Taxes (Topic 740) – Balance Sheet Classification of Deferred Taxes” (ASU 2015-17).

Recent Accounting Pronouncements

The Company qualifies as an emerging growth company (“EGC”) under the Jumpstart Our Business Startups Act (JOBS Act) which qualifies it to use the private company application dates for all FASB issued ASUs for its first five years of operation after going public. The Company has elected to use the private company application dates for all accounting pronouncements discussed below.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”), requiring an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The updated standard will replace most existing revenue recognition guidance in GAAP when it becomes effective and permits the use of either a full retrospective or retrospective with cumulative effect transition method. The FASB has also issued several updates to ASU 2014-09. In August 2015, the FASB issued ASU 2015-14 which defers the effective date of ASU 2014-09 one year, making it effective for annual reporting periods beginning after December 15, 2018. The Company has not yet selected a transition method and is currently evaluating the impact the adoption of this guidance will have on its financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), which revises the accounting related to lessee accounting. Under the new guidance, lessees will be required to recognize a lease liability and a right-of-use (ROU) asset for all leases. For finance leases, the lessee would recognize interest expense and amortization of the ROU asset, and for operating leases, the lessee would recognize a straight-line total lease expense. The new lease guidance also simplified the accounting-for-sale and leaseback transactions, primarily because lessees must recognize lease assets and lease liabilities. In July 2018, the FASB issued ASU No. 2018-10, Codification Improvements to Topic 842, Leases, which provides clarity on various narrow aspects of the original guidance. Also, in July 2018, the FASB issued ASU No. 2018-11, Leases (Topic 842): Targeted Improvements, which amends the lease guidance on separating components of a contract. In December 2018, the FASB issued ASU No. 2018-20, Leases (Topic 842): Narrow-Scope Improvements for Lessors, which provides an accounting policy election for lessors. In March 2019, the FASB issued ASU No. 2019-01, Leases (Topic 842): Codification Improvements, which clarifies the lease codification surrounding fair value determination, presentation on the cash flow statement, and transition disclosure. The standards are effective for annual and interim reporting periods within those years beginning after December 15, 2020, and early adoption is permitted. This ASU should be applied through a modified, retrospective transition approach for leases existing at-or entered into after-evaluation, at the beginning of the earliest comparative period presented in the financial statements. The Company’s management expects the new guidance to have a material impact on its financial statements.

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In August 2016, the FASB issued ASU No. 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”). ASU 2016-15 provides guidance on how certain cash receipts and cash payments should be presented and classified in the statement of cash flows with the objective of reducing existing diversity in practice with respect to these items. ASU 2016-15 is effective for annual periods, and interim periods within those years, beginning after December 15, 2018. Early adoption is permitted. ASU 2016-15 requires a retrospective transition method. However, if it is impracticable to apply the amendments retrospectively for some of the issues, the amendments for those issues would be applied prospectively as of the earliest date practicable. The Company is currently evaluating the impact the adoption of this guidance will have on its statement of cash flows.

In January 2017, the FASB issued ASU No. 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment (“ASU 2017-04”). The ASU simplifies the measurement of goodwill impairment by eliminating the requirement that an entity compute the implied fair value of goodwill based on the fair values of its assets and liabilities to measure impairment. Instead, goodwill impairment will be measured as the difference between the fair value of the reporting unit and the carrying value of the reporting unit. The ASU also clarifies the treatment of the income tax effect of tax deductible goodwill when measuring goodwill impairment loss. ASU 2017-04 is effective for reporting periods beginning after December 15, 2021. The Company’s management does not expect the adoption of this new guidance to have a material effect on the Company’s financial statements.

In June 2018, the FASB issued ASU No. 2018-07, Compensation-Stock Compensation (Topic 718): Improvements to Nonemployee Share-based Payment Accounting. The amendments in this ASU expand the scope of Topic 718 to include share-based payment transactions for acquiring goods and services from nonemployees. An entity should apply the requirements of Topic 718 to nonemployee awards except for specific guidance on inputs to an option pricing model and the attribution of cost (that is, the period of time over which share-based payment awards vest and the pattern of cost recognition over that period). The amendments specify that Topic 718 applies to all share-based payment transactions in which a grantor acquires goods or services to be used or consumed in a grantor’s own operations by issuing share-based payment awards. The amendments also clarify that Topic 718 does not apply to share-based payments used to effectively provide (1) financing to the issuer or (2) awards granted in conjunction with selling goods or services to customers as part of a contract accounted for under Topic 606, Revenue from Contracts with Customers. The amendments in the ASU are effective for fiscal years beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted, but no earlier than an entity’s adoption date of Topic 606. The Company’s management does not expect the adoption of this new guidance to have a material effect on the Company’s financial statements.

The Company does not believe any other recently issued but not yet effective accounting pronouncement, if adopted, would have a material effect on its present or future financial statements.

Off-Balance Sheet Arrangements

The Company does not engage in off-balance sheet transactions.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 24, 2023, by (a) each person who is known by us to beneficially own 5% or more of our common stock, (b) each of our directors and executive officers, and (c) all of our directors and executive officers as a group.

Name(1)	Number of Shares Beneficially Owned(2)	Percentage of Shares Beneficially Owned(3)
5% Stockholders:

None.

Executive Officers and Directors:

DANIEL SNYDER	40,000,000	79%

STEVEN SWANK RICHARD J. CRUSE JAY A. CUNNINGHAM, SR.	2,000,000	4%

(1)	The address of each person is 721 Beach St., Daytona Beach FL 32114

Executive Officers and Directors

The names, ages and positions of our executive officers, present directors, proposed directors and key employees as of November 24, 2023, are as follows:

Name	Age	Position

Daniel Snyder	72	President and Chief Executive Officer and Director

Steven Swank	83	Secretary and Director

Jay A. Cunningham, Sr.	85	Director

Richard J. Cruse	82	Director

The principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers and Directors are as follows:

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DANIEL SNYDER, President, Chief Executive Officer and Director

Dan W. Snyder is currently the President/CEO and Principal Accounting Officer of the Company. Mr. Snyder is an experienced public company officer with demonstrated leadership abilities directing efforts in sales and operations, corporate development, corporate governance, and overseeing financial activities. His extensive experience conducting analytical process for merger or acquisition candidates, capital formation and financings of all types will support the Company’s continuing business operations.

Mr. Snyder is expected to leverage his experience in accounting, finance, the capital markets, data management and enterprise IT solutions as the Company expands its operations.

STEVEN SWANK,  Secretary and Director

On September 30, 2023, Steven Swank was appointed as a Director and Secretary of the Company following the acquisition by the Company of a 60% controlling interest in Regenecell, Inc., a Company of which Mr. Swank was the President and Founder.

Mr. Swank, age 83, has been involved with many companies throughout his career, with management roles in various companies in the real estate, technology, bioscience, and textile industries, and most recently founded Regenecell, Inc. in June, 2023. A graduate of St. Petersburg (FL) Junior College, Mr. Swank also served with the Indiana National Guard from 1963 to 1969.

RICHARD J. CRUSE, Director

In accordance with our By-Laws for Board vacancies, the Board of Directors on November 28, 2023 appointed Richard J. Cruse as a Director of the Company.  Mr. Cruse, age 82, is a retired business executive and entrepreneur, with extensive experience in the building materials industry, and, from 1993 to 2022, in the emergency management field.  A graduate of the University of Missouri with a B.S. Degree in Civil Engineering, Mr. Cruse brings to the Company extensive experience in sales, marketing, and budget planning.

JAY A. CUNNINGHAM, SR,  Director

In accordance with our By-Laws for Board vacancies, the Board of Directors on November 28, 2023 appointed Jay A. Cunningham, Sr. as a Director of the Company.  Mr. Cunningham, age 85, is a retired Federal Civil Service employee with over 33 years of service, including 23 years with the Federal Emergency Management Agency (FEMA).  He is currently employed as Senior Grants Manager with CDR Maguire-Emergency Management in Panama City, FL.  Mr. Cunningham is a graduate of the University of Missouri with a B.S. Degree in Civil Engineering.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the board of directors and serve at the discretion of the board.

Board Committees

We have not previously had an audit committee, compensation committee or nominations and governance committee. During our 2024 fiscal year, our board of directors expects to create such committees, in compliance with established corporate governance requirements.

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Audit Committee. We plan to establish an audit committee of the board of directors. The audit committee’s duties would be to recommend to the board of directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The audit committee would review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee would at all times be composed exclusively of directors who are, in the opinion of the board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Compensation Committee. We plan to establish a compensation committee of the board of directors. The compensation committee would review and approve our salary and benefits policies, including compensation of executive officers. The compensation committee would also administer our proposed Incentive Compensation Plan, and recommend and approve grants of stock options and restricted stock under that plan.

Nominations and Governance Committee. We plan to establish a nominations and governance committee of the board of directors. The purpose of the nominations and governance committee would be to select, or recommend for our entire board’s selection, the individuals to stand for election as directors at the annual meeting of stockholders and to oversee the selection and composition of committees of our board. The nominations and governance committee’s duties would also include considering the adequacy of our corporate governance and overseeing and approving management continuity planning processes.

Director Compensation

Directors are expected to timely and fully participate in all regular and special board meetings, and all meetings of committees that they may serve on. We expect to compensate non-management directors through stock option or restricted stock grants under our proposed Incentive Compensation Plan, though we have not determined the exact number of options or stock to be granted at this time.  To date, no Directors have been compensated for their services.

Indebtedness of Directors and Executive Officers

None of our executive officers or present or proposed directors, or their respective associates or affiliates, is indebted to us.

Family Relationships

There are no family relationships among our executive officers and Directors.

Legal Proceedings

As of the date of this current report, there are no material proceedings to which any of our present or proposed directors, executive officers, affiliates or stockholders is a party adverse to us.

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Executive Compensation

The table below summarizes the compensation earned for services rendered to the Company and in all capacities, for the years indicated, by its Chief Executive Officer.  There were no other Officers or Directors who received compensation for the years indicated.

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)

Daniel Snyder (1)	2020	-	-	-	-	-	-	-
President and Chief	2021	-	-	-	-	-	-	-
Executive Officer	2022	-	-	-	-	-	-	-

Options/SAR Grants and Fiscal Year End Option Exercises and Values

We have not had a stock option plan or other similar incentive compensation plan for officers, directors and employees, and no stock options, restricted stock or SAR grants were granted or were outstanding at any time.

Employment Agreements

The Company has no employment agreements with any Officer, Director, or employee.

Description of Securities

Common Stock

Holders of our common stock are entitled to one vote per share. Our Certificate of Incorporation does not provide for cumulative voting. Holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. However, the current policy of our board of directors is to retain earnings, if any, for the operation and expansion of the company. Upon liquidation, dissolution or winding-up, the holders of our common stock are entitled to share ratably in all of our assets which are legally available for distribution, after payment of or provision for all liabilities and the liquidation preference of any outstanding preferred stock. The holders of our common stock have no preemptive, subscription, redemption or conversion rights. All issued and outstanding shares of common stock are, and the common stock reserved for issuance upon exercise of our stock options will be, when issued, fully-paid and non-assessable.

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Market Price and Dividends on Common Equity and Related Stockholder Matters

Trading Information

Our common stock trades in the over-the-counter market and is quoted on the OTC Markets under the trading symbol KENS.

Transfer Agent

The transfer agent and registrar for our common stock is Madison Stock Transfer Inc., Brooklyn, NY, which is an SEC licensed Transfer Agent.

Holders of Record

As of November 28, 2023, there were approximately 2,601 holders of record of our common stock.

Dividends

We have not paid any dividends on our common stock and we do not intend to pay any dividends on our common stock in the foreseeable future.

Indemnification of Directors and Officers

Wyoming Corporation Law permits corporations to indemnify a director, officer or control person of the corporation for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such, whether or not the corporation has the authority to indemnify him or her against such liability and expense. Our Articles of Incorporation do include such a provision automatically indemnifying a director, officer or control person of the corporation or its stockholders for any liability asserted against him or her and liability and expenses incurred by him or her in his or her capacity as a director, officer, employee or agent, or arising out of his or her status as such.

In addition, our bylaws permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether or not Wyoming law would permit indemnification. We have not obtained any such insurance at this time.

We have been advised that it is the position of the U.S. Securities and Exchange Commission that insofar as the foregoing provisions may be invoked to disclaim liability for damages arising under the Securities Act of 1933, as amended, that such provisions are against public policy as expressed in the Securities Act and are therefore unenforceable.

Item 3.02. Unregistered Sales of Equity Securities.

The 2,000,000 shares of our common stock issued on September 30, 2023 to Steven Swank, the former holder of Regenecell, Inc. shares, in connection with the share exchange transaction were exempt from registration under Section 4(2) of the Securities Act of 1933 as a sale by an issuer not involving a public offering or under Regulation D promulgated pursuant to the Securities Act of 1933. The common stock was not registered under the Securities Act, or the securities laws of any state, and was offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

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Item 5.01. Change in Control of Registrant.

The information set forth above in Item 2.01 (Completion of Acquisition or Disposition of Assets) of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2023, Steven Swank was appointed as a Director and Secretary of the Company following the acquisition by the Company of a 60% controlling interest in Regenecell, Inc., a Company of which Mr. Swank was the President and Founder.

Mr. Swank, age 83, has been involved with many companies throughout his career, with management roles in various companies in the real estate, technology, bioscience, and textile industries, and most recently founded Regenecell, Inc. in June, 2023. A graduate of St. Petersburg (FL) Junior College, Mr. Swank also served with the Indiana National Guard from 1963 to 1969.

In accordance with our By-Laws for Board vacancies, the Board of Directors on November 28, 2023 appointed Richard J. Cruse as a Director of the Company. Mr. Cruse, age 83, is a retired business executive and entrepreneur, with extensive experience in the building materials industry, and, from 1933 to 2022, in the emergency management field. A graduate of the University of Missouri with a B.S. Degree in Civil Engineering, Mr. Cruse brings to the Company extensive experience in sales, marketing, and budget planning.

In accordance with our By-Laws for Board vacancies, the Board of Directors on November 28, 2023 appointed Jay A. Cunningham, Sr. as a Director of the Company. Mr. Cunningham, age 85, is a retired Federal Civil Service employee with over 33 years of service, including 23 years with the Federal Emergency Management Agency (FEMA). He is currently employed as Senior Grants Manager with CDR Maguire-Emergency Management in Panama City, FL. Mr. Cunningham is a graduate of the University of Missouri with a B.S. Degree in Civil Engineering, and is a Licensed Professional Engineer.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Officers are elected annually by the board of directors and serve at the discretion of the board.

Item 5.06. Change in Shell Company Status.

As a result of the completion of the share exchange transaction described in Item 2.01 (Completion of Acquisition or Disposition of Assets) of this current report on Form 8-K, which is incorporated herein in its entirety, we ceased being a “shell company,” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of Regenecell, Inc. are incorporated herein by reference to the Current Report on Form 8-K dated October 4, 2023 and filed with the Securities and Exchange Commission on October 5, 2023.

(b) Pro Forma Financial Information.

On September 30, 2023, the Company completed the acquisition of 60% of Regenecell, Inc. in a share exchange. The unaudited pro forma condensed combined financial data are incorporated herein by reference to the Current Report on Form 8-K dated October 4, 2023 and filed with the Securities and Exchange Commission on October 5, 2023.    The pro forma financial data is derived from the historical consolidated financial statements of the Company and Regenecell, Inc., and our historical financial statements.

The unaudited pro forma condensed combined balance sheet information is presented on an as adjusted basis as if all of the above business combinations had occurred on September 30, 2023.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 28, 2023	KENILWORTH SYSTEMS CORPORATION

	By:	/s/ Daniel W. Snyder
DANIEL W. SNYDER
President and Chief Executive Officer

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